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                             MFS INSTITUTIONAL TRUST

                 MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
                                  (THE "FUND")


                 Supplement to the December 1, 1995 Prospectus


The description of portfolio manager on page 22 of the Prospectus with respect to the Fund has been deleted and replaced in its entirety by the following:

         "Richard O. Hawkins, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1988 and has been the Fund's portfolio manager since January 1, 1996."

                The date of this Supplement is January 31, 1996.